                                                                 EX 10.2.5.1



                    TERM DEALER SALES AND SERVICE AGREEMENT

         THIS AGREEMENT, effective the 3rd day of July, 1996 is entered into by and between AMERICAN SUZUKI MOTOR CORPORATION, Automotive Division, a California Corporation (hereinafter referred to as "SUZUKI"), having its principal office at 3251 East Imperial highway, Brea, California, and Fair Hyundai Partnership, partnership duly registered under the laws of the State of Connecticut, and trading as Danbury Suzuki, (hereinafter referred to as "DEALER"), having its principal office at 100C Federal Road, Danbury, CT 06810.


                             PURPOSE OF AGREEMENT

         It is acknowledged by both SUZUKI and DEALER that the purpose of this Agreement is to establish DEALER as an authorized dealer of Suzuki products and to provide for the sale, lease and servicing of Suzuki products by DEALER. It is of utmost importance to SUZUKI that Suzuki products are sold and serviced in a manner which promotes consumer satisfaction and confidence. It is hereby understood and acknowledged that DEALER desires an opportunity to qualify for a three-year American Suzuki Motor Corporation Dealer Sales and Service Agreement for Suzuki Four Wheel Vehicle Products. DEALER understands, acknowledges and accepts that DEALER must first fulfill all of DEALER's undertakings as hereinafter set forth.

         In furtherance of the purpose of this Agreement, the parties acknowledge that SUZUKI is the exclusive distributor in the United States (except Hawaii) of Suzuki Four Wheel Vehicles and Parts and Accessories therefor manufactured by Suzuki Motor Co., Ltd., a corporation incorporated under the laws of Japan.

         It is of utmost important to SUZUKI that Suzuki
Products are sold and serviced in a manner which promotes consumer satisfaction and confidence. DEALER desires to become one SUZUKI's authorized dealers. SUZUKI, based on the representations and promises of DEALER, and in reliance on DEALER's integrity, ability and expressed intention to deal fairly with SUZUKI and the consumer, has accepted DEALER as an authorized retail dealer of Suzuki Products.

         DEALER acknowledges that SUZUKI has selected DEALER as an authorized SUZUKI dealer and has granted to it a Dealership for Suzuki Products and related rights pursuant to this Agreement solely in reliance upon the undertaking of DEALER to fulfill its responsibilities to any third party or parties.

         This Agreement sets forth the rights and responsibilities of SUZUKI and DEALER. The relationship between SUZUKI and DEALER shall be that of vendor and purchaser. DEALER is not the agent or legal representative of SUZUKI or Suzuki Motor Co., Ltd. for any purpose whatsoever. DEALER does not have any express or implied rights of authority to assume or create any obligations or responsibilities on behalf of, or in the name of, SUZUKI or Suzuki Motor Co., Ltd.

         THEREFORE, subject to the terms and conditions of this Agreement, based on the foregoing facts and in consideration of the mutual promises and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

I.   RIGHTS GRANTED TO DEALER

     Subject to the terms of this Agreement, SUZUKI hereby appoints DEALER as a nonexclusive authorized dealer for Suzuki Products and grants DEALER the right to:

     A. Sell, lease and service Suzuki Products to the satisfaction of SUZUKI from the Dealership Facilities and Locations as set forth in the Facility Standards Addendum and Section X herein.

     B.  Identify itself as an authorized Suzuki Dealer utilizing
         Suzuki-approved signage at the Dealership Facilities; and

     C. Use the name "Suzuki" and the Suzuki trademarks in the advertising, promotion, sales, leasing and servicing of Suzuki Products in the manner herein provided.

     SUZUKI hereby reserves the unrestricted right to sell Suzuki Products and to grant the privilege of using the Suzuki name and trademarks to other dealers and entities, wherever they may be located.

II.  RESPONSIBILITIES ACCEPTED BY DEALER

     DEALER accepts its appointment as an authorized Suzuki Dealer and, in consideration of its appointment and subject to other conditions and provisions of the Agreement, agrees to:

     A. Establish and maintain Dealership Facilities to the satisfaction of SUZUKI as set forth herein and in the Facility Standards Addendum and the Dealer Minimum Standards Addendum at the location(s) set forth herein;

     B. Sell, lease and promote Suzuki Products subject to, and in accordance with, the terms and conditions of this Agreement;

     C. Service, in a manner satisfactory to SUZUKI, Suzuki Products subject to, and in accordance with, the terms and conditions of this Agreement; and

     D. Build and maintain public confidence and respect in DEALER, SUZUKI and Suzuki Products by maintaining the highest ethical standards of advertising, business practices and conduct.

III. TERM

     This Agreement shall come into full force and effect at SUZUKI headquarters in Brea, California when executed by SUZUKI and, subject to its earlier termination, in accordance with the provisions of this Agreement, shall continue in full force and effect for six months, expiring on 1/3/97 subject to the provisions of
     Section 11.00 of the Standard Provisions only upon the condition that DEALER complies and completes all the terms and conditions of this Agreement.

IV.  OWNERSHIP OF DEALER

     DEALER represents and warrants and this Agreement is conditioned upon, and is entered into by SUZUKI upon the representations and warranties of DEALER that:

     A. Dealer is a Connecticut Partnership (indicate whether a sole proprietor, a partnership, a corporation or other type of organization)

     B. The following person(s) and only said person(s) own and will continue to own, throughout the term of this Agreement, the following interest in ownership of the Dealership:


                                  Percentage of      State Whether Partner
         Name                        Interest          Officer or Director
         ----                      ------------       ---------------------

         Fair Hyundai Corporation       30%
         DiFeo Partnerships             70%


     C. DEALER intends to carry on business under the name(s) of Fair Hyundai Partnership T/A Danbury Suzuki.

         DEALER warrants that the appropriate registration or fictitious business name statement reflecting the name in Paragraph (C) above has been filed with the proper state authorities for the conduct of business under the name by DEALER.

V.   MANAGEMENT OF DEALERSHIP

     A. SUZUKI enters into this Agreement on DEALER's representation that William Comastro and no other person, shall be General manager and shall have full managerial authority and responsibility for the operation and management of all phases of the business of the Dealership with authority to make all decisions on behalf of DEALER with respect to the operation of the Dealership and the performance of this Agreement.

VI.  CHANGE IN OWNERSHIP OR MANAGEMENT

     SUZUKI has entered into this Agreement in reliance on DEALER's representation that the persons identified as Owners and/or General Manager in Sections IV and V herein possess the ability, experience and other personal qualifications requisite for the performance of this Agreement. Therefore, if there is to be a change in the person(s) named as having full ownership and/or full managerial authority as General Manager and responsibility for the operation and management of the Dealership, DEALER must give prior written notice of the change to SUZUKI, (except a change caused by death, in which case DEALER or the DEALER's legal representative shall give immediate written notice to SUZUKI). No such change or notice shall alter or modify any of the provisions in this Agreement until embodied in an appropriate written amendment and executed by all parties. SUZUKI will not unreasonably withhold consent to a change in ownership or management, provided that SUZUKI receives all information requested by it concerning the prospective owner(s) and/or General Manager, and provided that the prospective owner(s) and/or General Manager meet(s) all SUZUKI financial qualifications and other qualifications in effect at the time of the proposed change.

VII.  LICENSING OF DEALER

      If any state, city or other jurisdiction where the Dealership operations are to be located and conducted requires DEALER to obtain and maintain a license for the conduct of Dealership operations as set forth herein, this Agreement shall not be valid until and unless DEALER shall have first provided to SUZUKI certification of the issuance of such license(s) to DEALER. DEALER shall immediately notify SUZUKI in writing of failure to obtain or maintain any such licenses or renewal thereof. DEALER shall further notify SUZUKI in writing if any license that DEALER has obtained pursuant to this Paragraph is suspended or revoked and the date and reasons therefor.

VIII. INCORPORATION OF STANDARD PROVISIONS

      The Suzuki Dealer and Service Agreement Standard Provisions accompanying this Agreement are incorporated herein by this reference and made a part of this Agreement with the same force and effect as if fully set forth at this point.

IX.   INCORPORATION OF DOCUMENTS AS PART OF AGREEMENT

      The Dealer Application, Facility Standards Addendum, Dealer Minimum Standards Addendum and Dealer Updates are incorporated by this reference and made a part of this Agreement with the same force and effect as if all the representations and warranties in the Dealer Application, and all terms and conditions of the Facility Standards Addendum, Dealer Minimum Standards Addendum and Dealer Updates were set forth in full herein. The DEALER represents and warrants and SUZUKI enters into this Agreement in reliance upon those representations and warranties that all representations and warranties made by the DEALER in the Dealer Application, Facility Standards Addendum and Dealer Minimum Standards Addendum are true and correct as of the date of execution of this Agreement.

X.    CONDITIONS OF SUZUKI'S OFFER

      If this Agreement is not terminated prior to its expiration date as set forth above, SUZUKI hereby offers to enter into a three-year American Suzuki Corporation Dealer Sales and Service Agreement with DEALER in such form as shall be in use by SUZUKI at that time.

      This offer may be accepted by DEALER fulfilling all of the following conditions during the term of this Agreement and at the expiration thereof, each of which DEALER recognizes, understands and agrees as being reasonable and necessary:

      (a) Provide through acquisition or construction, and maintain the following facilities for the Suzuki Dealership and for the state, leasing and servicing of Suzuki Products:

           Dealer shall not establish or conduct any Dealership operations which are the subject of this Agreement, including the display, sale, leasing or servicing of Suzuki Products, at any location or facility other than as set forth above or in the Facility Standards Addendum.

      (b) Complete the acquisition and installation, at the Dealership Facilities, of improvements, signs, furniture and furnishings, tools and equipment as recommended by SUZUKI for the Dealership;

      (c) Employ such personnel, in qualification and number, as recommended by SUZUKI for the Dealership;

      (d) Furnish SUZUKI, on forms or in the format designated by SUZUKI, by the tenth (10th) day of each month, with the financial and operating statements set forth in Section 3.04 of the Standard Provisions;

      (e) Comply with all other of SUZUKI's standards of DEALER to operate the Dealership and qualify in all other respects for a Suzuki three-year Dealer Sales and Service Agreement;

      (f) Comply with all federal, state and local governmental statutes, ordinances, rules, regulations and standards to conduct business as an authorized Suzuki Dealer at the Dealership Facilities;

      (g)  Other Conditions:

           - Install and maintain approved Suzuki signage in accordance with paragraph 2.02 of the Standard Provisions of the Dealer Sales and Service Agreement.

           - Maintain a minimum of two (2) Suzuki trained technicians in Product intro and EFI to service the Suzuki product line during the term of this agreement.

           - Maintain Suzuki Information Center during the term of this agreement.

           - Maintain Suzuki SCAT System during the term of this agreement.

           - Utilize Suzuki Financial Statement and submit by the 20th of each month to National AND Regional Offices during the term
             of this agreement.     ---

           - Maintain average monthly District, Regional, or National total sales per dealer, whichever is highest, during the entire term of the Dealer Sales and Service Agreement.

           - Pursuant to Section 5.02 of the Suzuki Standard Provisions, dealer agrees to maintain adequate flooring arrangements conforming to the requirements established and approved by Suzuki, in no event less than $500,000.

       Should DEALER fail to fulfill each and every condition set forth in this Paragraph during the term of the Agreement and prior to the expiration thereof, the above offer made by SUZUKI shall be automatically revoked on the expiration date set forth in Paragraph III without further notice to dealer.

XI.    EFFECT OF LEGAL PROCEEDINGS ON SUZUKI'S OFFER TO DEALER

       Should a proceeding of any nature be filed with or initiated in any court or administrative body seeking to prevent or delay SUZUKI from entering into a Dealer Sales and Service Agreement with DEALER and/or seeking damages resulting from SUZUKI doing so, SUZUKI shall be under no obligation to enter into such Agreement during the pendency of such proceeding. Furthermore, if, as a result of such proceeding, SUZUKI shall be ordered or prevented from entering into such an Agreement with Dealer, the offer contained in Section X herein shall be void and SUZUKI shall have no liability to DEALER whatsoever for any damages which DEALER may incur as a result thereof.

XII.   BREACH OF AGREEMENT BY DEALER

       Should DEALER fail to comply with and fully and completely carry out all of the terms and conditions of this Agreement, including those incorporated by reference, such failure shall constitute a material breach of this Agreement, and SUZUKI shall be under no obligation whatsoever to DEALER to extend this Agreement in whole or in part, to enter into a regular three year Dealer Sales and Service Agreement with DEALER or be under any other obligation or have any liability to DEALER whatsoever.

XIII.  ONLY AGREEMENT

       Unless expressly referred to and incorporated herein, this Agreement cancels and supersedes all previous contracts, agreements and understandings between SUZUKI and DEALER with respect to Suzuki Products, and there are no promises, representations, understandings or agreements except as stated herein.

       IN WITNESS WHEREOF the parties hereto have executed this Agreement this 3rd day of July, 1996.


                                         AMERICAN SUZUKI MOTOR CORPORATION
                                         Automotive Division

                                         BY:         /S/ M. NAQURA
                                             -----------------------------

                                                  M. NAQURA, PRESIDENT
                                             -----------------------------
                                                     Name and Title


                                         Fair Hyundai Partnership T/A


                                                    DANBURY SUZUKI
                                             -----------------------------
                                                  Dealer Entity Name


                                         BY    /S/ JAMES G. HETHERINGTON
                                             -----------------------------
                                                       President


                                         BY       /S/ GEORGE LOWRANCE
                                             -----------------------------
                                                       Secretary

                       DEALER MINIMUM STANDARDS ADDENDUM


---------------------------------------------------------------------------------------------------
Dealer                                              Dealer Code
James G. Hetherington                               406090
---------------------------------------------------------------------------------------------------
Plan Name                                           Region
Fair Hyundai Partnership                            New York
---------------------------------------------------------------------------------------------------
Trading As                                                   Sales District    Service District
Danbury Suzuki                                               CO2               CO2
---------------------------------------------------------------------------------------------------
Address                                   City               State             Zip Code
100C Federal Road                         Danbury            CT                06810
---------------------------------------------------------------------------------------------------
Mailing Address                           City               State             Zip Code
Same
---------------------------------------------------------------------------------------------------
Sales Phone           Service Phone                Fax Number
203-730-5680          203-730-5680                 203-730-4782
---------------------------------------------------------------------------------------------------
                                          Management Office
---------------------------------------------------------------------------------------------------
Business Name                             Phone              Fax Number
Fair Hyundai Partnership                  203-730-5600       203-730-5723
---------------------------------------------------------------------------------------------------
Address                                         Mailing Address
102 Federal Road                                Same
---------------------------------------------------------------------------------------------------
City                  State        Zip Code     City                  State       Zip Code
Danbury               CT           06810
---------------------------------------------------------------------------------------------------
                                          Floorline Source
---------------------------------------------------------------------------------------------------
Credit Institution                        Phone              Credit Limit
General Motors Acceptance Corporation     201-560-2022       $600,000
---------------------------------------------------------------------------------------------------
Address                                   City               State             Zip Code
120 Eagle Rock Avenue, Suite 310          East Hanover       NJ                07936
---------------------------------------------------------------------------------------------------

PERSONNEL              STANDARD     ACTUAL          REQUIREMENTS                ORDERED   COMPLETE
---------------------------------------------------------------------------------------------------
Sales Manager             1           1         Advertising Materials                         X
---------------------------------------------------------------------------------------------------
Salesmen                  4           4         General Workshop Equipment                    X
---------------------------------------------------------------------------------------------------
Service Manager           1           1         Initial Parts Order                           X
---------------------------------------------------------------------------------------------------
Parts Manager             1           1         Initial Accessories Order                     X
---------------------------------------------------------------------------------------------------
Technicians               2           2         SCAT Plus System                              X
---------------------------------------------------------------------------------------------------
                                                Special Tool Kit                              X
                                               ----------------------------------------------------
                                                Temporary Signage                  X
---------------------------------------------------------------------------------------------------
COPY OF DOCUMENTS FILED WITH    DEALER ENTITY   Signage                            X
STATE
---------------------------------------------------------------------------------------------------
 X Articles of Incorporation   X  Corporation   Suzuki Information Center                     X
---------------------------------------------------------------------------------------------------
   Partnership Agreement          Partnership
---------------------------------------------------------------------------------------------------
                                  Proprietorship
---------------------------------------------------------------------------------------------------


                                                              AMERICAN SUZUKI MOTOR CORPORATION
     FAIR HYUNDAI PARTNERSHIP T/A DANHURY SUZUKI                     Automotive Division
-----------------------------------------------------
                  Dealer


By:         /S/ JAMES G. HETHERINGTON                         By:         /S/ M. NAQURA
    -------------------------------------------------             ---------------------------------
                    Signature                                                Signature


  JAMES G. HETHERINGTON, EXECUTIVE VICE PRESIDENT                       M. NAQURA, PRESIDENT
-----------------------------------------------------         -------------------------------------
                 Name and Title                                            Name and Title


                 MARCH 29, 1996                                              JULY 3, 1996
-----------------------------------------------------         -------------------------------------
                      Date                                                       Date


                          FACILITY STANDARDS ADDENDUM

Fair Hyundai Partnership T/A
      Danbury Suzuki            Danbury, CT 06810       406090
      --------------            -----------------       ------       ----------
        Dealer Name             City, State, Zip      Dealer Code       Date




-------------------------------------------------------------------------------------------------------------------------------
         FACILITIES LOCATION                                       FACILITY
-------------------------------------------------------------------------------------------------------------------------------

                                      DISTANCE
                                        FROM      SHOWROOM     GENERAL                                   DEDICATED
                                        MAIN      INCLUSIVE    OFFICE &            DEDICATED              SUZUKI
                ADDRESS               LOCATION    OF CLOSING   CUSTOMER             SUZUKI                STALLS/      BODY
 LOCATION     LOCATION UNE             (MILES)     OFFICES*     LOUNGE*    PARTS*    PARTS    SERVICE*    HOISTS       SHOP*
-------------------------------------------------------------------------------------------------------------------------------

 A. Main    100C Federal Road                       3,640        540       1,975      600      6,685       2/2         N/A
-------------------------------------------------------------------------------------------------------------------------------
 Location        Sales/
   Use       Service/Parts
-------------------------------------------------------------------------------------------------------------------------------
    B.
Additional
 Location
   Use
-------------------------------------------------------------------------------------------------------------------------------
    C.
Additional
 Location
   Use
-------------------------------------------------------------------------------------------------------------------------------
    D.
Additional
 Location
   Use
-------------------------------------------------------------------------------------------------------------------------------
    E.
Additional
 Location
   Use
-------------------------------------------------------------------------------------------------------------------------------
                              Total
                              Land
                               and
  TOTALS    Building  Land   Building
             12,840  141,000  153,840               3,640        540       1,975                6,685       2/2         N/A
-------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------
                                            LAND
------------------------------------------------------------------------------------
                 NEW           NEW                        SERVICE          USED
               VEHICLE       VEHICLE       CUSTOMER       CUSTOMER          CAR
               DISPLAY*      STORAGE*      PARKING*       PARKING*        DISPLAY*
------------------------------------------------------------------------------------

 A. Main        20,000        90,000        5,000          5,000          21,000
------------------------------------------------------------------------------------
 Location
   Use
------------------------------------------------------------------------------------
    B.
Additional
 Location
   Use
------------------------------------------------------------------------------------
    C.
Additional
 Location
   Use
------------------------------------------------------------------------------------
    D.
Additional
 Location
   Use
------------------------------------------------------------------------------------
    E.
Additional
 Location
   Use
------------------------------------------------------------------------------------
  TOTALS        20,000        90,000        5,000          5,000          21,000
------------------------------------------------------------------------------------


*TOTAL FACILITY




                                                 Fair Hyundai Partnership T/A                   AMERICAN SUZUKI MOTOR CORPORATION
FACILITIES OWNED BY:   FACILITIES ARE:                   Danbury Suzuki                                 Automotive Division
                                                 ----------------------------
                                                            Dealer


[ ] Dealer             [ ] Permanent     By:       /S/ JAMES G. HETHERINGTON                    By:          /S/ M. NAQURA
[ ] Dealership         [ ] Temporary         --------------------------------------                 -------------------------------
[ ] Dealer Realty                                          Signature                                          Signature


                                        JAMES G. HETHERINGTON, EXECUTIVE VICE PRESIDENT                  M. NAQURA, PRESIDENT
                                        -----------------------------------------------        -----------------------------------
                                                          Name and Title                                    Name and Title
    Corporation or
    Similar Entity
[ ] If Facilities are                                     MARCH 29, 1996                                      JULY 3 1996
    leased,                                 --------------------------------------               ---------------------------------
    complete section on back                                   Date                                               Date


SUZUKI
AMERICAN SUZUKI MOTOR CORPORATION

                            SUPPLEMENTAL AGREEMENT TO
                        AMERICAN SUZUKI MOTOR CORPORATION
                       DEALER SALES AND SERVICE AGREEMENT

This Supplemental Agreement ("Supplemental Agreement") is entered into among Fair Hyundai Partnership, trading as Danbury Suzuki, ("Dealer"), Di Feo Partnership, Inc. and Fair Hyundai Corp. (collectively "Dealer Owner"), United Auto Group, Inc. ("Public Company") and American Suzuki Motor Corporation ("Suzuki").

WHEREAS, Suzuki and Dealer have entered into the Term Dealer Sales and Service Agreement, dated July 25, 1996, ("Dealer Agreement") permitting Dealer to conduct its circumscribed business activities on behalf of Suzuki from the approved location identified in the Dealer Agreement; and

WHEREAS, the contemplated future organization and ownership structure of Dealer and Dealer Owner are such that the terms of the Dealer Agreement are not wholly adequate to address the legitimate business needs and concerns of the Dealer, Dealer Owner and Suzuki; and

WHEREAS, Dealer and Suzuki have entered into the Dealer Agreement in consideration for and reliance upon certain understandings, assurances and representations which the parties hereto wish to document;

NOW, THEREFORE, the parties agree as follows:

1. For purposes of the Dealer Agreement, including Sections IV, V and VI, James G. Hetherington shall be considered the Dealer's General Manager, as the term is used in Sections V and VI of the Dealer Agreement ("Dealer Principal"). Suzuki has relied and will reply upon the personal qualifications and management skills of Dealer Principal. Dealer and Dealer Owner hereby represent that Dealer Principal has complete and irrevocable authority to make all decisions, and to enter into any and all necessary business commitments required in the normal course of conducting the Dealer's business activities and may take all actions normally required of a Dealer Principal pursuant to Section IV, V and VI of the Dealer Agreement. Neither Dealer nor Dealer Owner will revoke, modify or amend such authority without the prior written approval of Suzuki.

2. The removal or withdrawal of Dealer Principal without Suzuki's prior written consent shall constitute grounds for termination of the Dealer Agreement, subject to applicable law. However, Suzuki recognizes that employment responsibilities of the Dealer Principal with Dealer and/or Dealer Owner may change, making it impractical for the

     Dealer Principal to continue to fulfill his responsibilities as Dealer Principal. In that case, or in the event Dealer Principal leaves the employ of Dealer and/or Dealer Owner, Dealer shall have the opportunity to propose a replacement Dealer Principal. Suzuki will not unreasonably withhold approval of any such proposal, provided the proposed replacement has the skills and qualifications to act as Dealer Principal pursuant to the standard policies and procedures of Suzuki.

3. Dealer shall make every effort to obtain the consent of Suzuki to a proposed replacement Dealer Principal prior to the removal or withdrawal of the approved Dealer Principal. If that is not practical, Dealer shall notify Suzuki in writing within 10 days following the withdrawal of the approved Dealer Principal. Within 60 days of that withdrawal, Dealer will submit to Suzuki a plan and appropriate applications to replace Dealer Principal with a qualified replacement acceptable to Suzuki. The replacement Dealer Principal must assume his responsibilities no later than 90 days following the withdrawal of the approved Dealer Principal.

4. Dealer is a partnership of Dealer Owner, which, in turn, is controlled by Public Company. Dealer, Dealer Owner and Public Company hereby warrant that the responsibilities and assurances of each herein are within their respective authority to make and do not contravene any directive, policy or procedure of Dealer, Dealer Owner or Public Company.

5. Any material change in ownership of Dealer, or any event with respect to Public Company described in Paragraph 6 below, shall be considered a change in ownership of Dealer under the terms of the Dealer Agreement, and all applicable provisions of the Dealer Agreement will apply to any such change. Suzuki has executed the Dealership Agreement in reliance upon Dealer's ownership and management structure and any material change in such structure (other than changes in ownership of Public Company, which are discussed in Paragraph 5 below), shall constitute grounds for termination of the Dealer Agreement, subject to applicable law.

6. Given the ultimate control Dealer Owner has over Dealer, the control of Dealer Owner by Public Company, and Suzuki's strong interest in assuring that those who own and control their Dealers have interests consistent with those of Suzuki, Dealer, Dealer Owner and Public Company agree that if an ownership interest is acquired (after completion of the IPO of Public Company's Common Shares) in Public Company by a person or entity which notifies Public Company via Schedule 13D filed with the Securities and Exchange Commission, Dealer shall advise Suzuki in writing, and attach a copy of that Schedule. In the event Item 4 of the Schedule discloses that the person or entity acquiring such ownership interest owns or controls twenty percent (20%) of Public Company and intends or may intend either: (a) an acquisition of additional securities of Public Company or (b) an extraordinary corporate transaction such as a merger, reorganization or liquidation, involving Public Company or any of its subsidiaries or (c) a sale or transfer of a material amount of assets of Public Company or any of its subsidiaries or (d) any change in the present Board of Directors or management of Public Company or (e) any other material change in the Public Company's business or corporate structure or
     (f) any action similar to those noted above, then, if Suzuki reasonably concludes that such person or entity does not have interests compatible with those of Suzuki, or is otherwise not qualified to have an ownership interest in a Suzuki dealership, Dealer and Dealer Owner agree that within 90 days of receipt of written notice from Suzuki of this fact, they will:
     (i) transfer the assets associated with Dealer to a third party acceptable to Suzuki, (ii) voluntarily terminate the Dealer Agreement in effect with Dealer, or (iii) provide evidence to Suzuki that such person or entity no longer has such an ownership interest in Public Company.

7. Dealer, Dealer Owner and Public Company agree that Dealer shall maintain, at all times, sufficient working capital to meet or exceed the minimum net working capital standards for the Dealer as determined from time to time by Suzuki consistent with the normal practices and procedures of Suzuki. Dealer and Dealer Owner shall provide such documentation as reasonably requested by Suzuki to assure compliance with the requirement.

8. The parties agree that this Supplemental Agreement shall supplement the terms of the Dealer Agreement in accordance with paragraph 13.15 of the Dealer Agreement, Standard Provisions. Nothing in this Supplemental Agreement or the Dealer Agreement shall be construed to confer any rights upon any person not a party hereto or thereto, nor shall it create in any party an interest as a third party beneficiary of this Supplemental Agreement or the Dealer Agreement.

9. Dealer, Dealer Owner and Public Company hereby agree to indemnify and hold Suzuki, its parent company and its affiliates, directors, officers, employees, agents and representatives from and against all claims, actions, damages, expenses, costs and liability arising from or in connection with any action by a third-party in its capacity as a stockholder or Public Company other than through a derivative stockholder suit authorized by the Board of Directors of Public Company.

10. This Supplemental Agreement is intended to supplement and modify certain provisions of the Dealer Agreement and is intended to be incorporated as part of the Dealer Agreement. Dealer Owner and Dealer hereby reaffirm all provisions of the Dealer Agreement. In the event that any provisions of this Supplemental Agreement are in conflict with other provisions of the Dealer Agreement, the provisions contained in this Supplemental Agreement shall govern.

IN WITNESS WHEREOF, the parties have executed this Agreement this 6th day of September, 1996.

     Fair Hyundai Partnership           Di Feo Partnership, Inc.

     /s/   Carl Spielvogel               /s/   Carl Spielvogel
     -----------------------            --------------------------

     -----------------------            --------------------------
     By:     Carl Spielvogel            By:      Carl Spielvogel
     Title:  Chairman & CEO             Title: Chairman & CEO
     Date:   9/18/96                    Date:  9/18/96


     Fair Hyundai Corporation            United Auto Group, Inc.

                                        /s/   Carl Spielvogel
     -----------------------            --------------------------

     /s/ Samuel X. DiFeo
     -----------------------            --------------------------
     By:    Samuel X. DiFeo             By:    Carl Spielvogel
     Title: Partner                     Title: Chairman & CEO
     Date:  9/17/96                     Date:  9/18/96


     American Suzuki Motor Corporation


     /s/   M. Nagura
     -----------------------

     -----------------------
     By:    M. Nagura
     Title: President
     Date:  September 6, 1996


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